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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


             ------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): March 17, 2003
                                                        --------------


                           Commonwealth Edison Company
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




          Illinois                        1-1839                 36-0938600
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


       10 South Dearborn Street - 37th Floor
       P.O. Box 805379
       Chicago, Illinois                                         60680-5379
       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (312) 394-4321
                                                    --------------




                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.


                  On March 17, 2003, Commonwealth Edison Company (the "Company") sold $200,000,000 aggregate liquidation amount of 6.35% Trust Preferred Securities (the "Trust Preferred Securities") and the related guarantee (the "Guarantee") by the Company with respect to the obligations of ComEd Financing III, a Delaware statutory trust (the "Trust"), under the Trust Preferred Securities pursuant to an Underwriting Agreement, dated as of March 10, 2003 (the "Underwriting Agreement"), among the Company, the Trust and Salomon Smith Barney Inc., as Representative of the Underwriters named therein. The Underwriting Agreement is attached to this report as Exhibit 1.4. In connection therewith, the Company also issued to the Trust $206,186,000 aggregate principal amount of 6.35% Junior Subordinated Deferrable Interest Notes due March 15, 2033 (the "Subordinated Notes").

                  Also attached to this report (i) as Exhibit 4.6 is the Fourth Supplemental Indenture, dated as of March 17, 2003, to the Company's Indenture dated September 1, 1995, creating the Subordinated Notes, (ii) as Exhibit 4.9 is the Amended and Restated Declaration of Trust of the Trust, dated as of March 17, 2003, and (iii) as Exhibit 4.10 is the Preferred Securities Guarantee Agreement, dated as of March 17, 2003, providing for the Guarantee.

                  In connection with the issuance of the Trust Preferred Securities, the Guarantee and the Subordinated Notes, Sidley Austin Brown & Wood provided the Company with the legal opinion attached to this report as Exhibit
5.1 and Richards, Layton & Finger, P.A. provided the Company with the legal opinion attached to this report as Exhibit 5.2.

                   Each of the Trust Preferred Securities, the Guarantee and the Subordinated Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company's and the Trust's Registration Statement on Form S-3 (Registration Nos. 333-99363 and 333-99363-01), which was declared effective by the Securities and Exchange Commission on January 13, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The Exhibits accompanying this report are listed in the accompanying Exhibit Index.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Commonwealth Edison Company



Date:  March 17, 2003                By:  /s/ J. Barry Mitchell
                                          ----------------------------
                                          J. Barry Mitchell
                                          Vice President and Treasurer




                                       3
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                                  EXHIBIT INDEX

         The following Exhibits are filed herewith and are Exhibits to the Registration Statement on Form S-3, Registration Nos. 333-99363 and 333-99363-01, as noted below:

                  Registration
                  Statement
Exhibit No.       Exhibit No.       Description
-----------       -----------       ----------------------------------------------------------------

1.4               1-4               Underwriting Agreement, dated as of March 10, 2003, among
                                    Commonwealth Edison Company, ComEd Financing III and
                                    Salomon Smith Barney Inc., as Representative of the Underwriters
                                    named therein.

4.6               4-6               Fourth Supplemental Indenture, dated as of March 17, 2003.

4.9               4-9               Amended and Restated Declaration of Trust, dated as of March 17, 2003.

4.10              4-10              Preferred Securities Guarantee Agreement, dated as of March 17, 2003.

5.1               5-1-1             Opinion of Sidley Austin Brown & Wood.

5.2               5-2-1             Opinion of Richards, Layton & Finger, P.A.